Registration Nos. 33-30139
                                                                 811-5848
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Pre-Effective Amendment No.

         Post-Effective Amendment No.   14                               X
                                      ------                            --

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

         Amendment No.   16                                              X
                       ------                                           --

                                          THE GABELLI VALUE FUND INC.
               (Exact Name of Registrant as Specified in Charter)

                 One Corporate Center, Rye, New York 10580-1434
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: 1-800-422-3554

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1434
                     (Name and Address of Agent for Service)

                                   Copies to:
       James E. McKee, Esq.                       Daniel Schloendorn, Esq.
       Gabelli Value Fund Inc.                    Willkie Farr & Gallagher
       One Corporate Center                       787 Seventh Avenue
       Rye, New York 10580-1434                   New York, New York 10022-4469

               It is proposed that this filing will become effective:

         immediately upon filing pursuant to Rule 485(b)
  X      on April 30, 1999 pursuant to Rule 485(b)
         60 days after filing pursuant to Rule 485(a)(1)
         on ________ pursuant to Rule 485(a)(1)
___      75 days after filing pursuant to Rule 485(a)(2)
___      on ________ pursuant to Rule 485(a)(2)
___      This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

---------------------------------------------------------------------------

                               THE GABELLI VALUE FUND INC.

                              Supplement dated May 1, 1999
                             to Prospectus dated May 1, 1999

     Class B Shares and Class C Shares of the The Gabelli Value Fund Inc. are not being offered to the public at this time.






















                         INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                        WITH THE PROSPECTUS FOR FUTURE REFERENCE.


------------------------------------------------------------------------------

                           THE GABELLI VALUE FUND INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                    Telephone: 1-800-GABELLI (1-800-422-3554)
                             http://www.gabelli.com

                                   PROSPECTUS
                                   May 1, 1999


                                 Class A Shares
                                 Class B Shares
                                 Class C Shares


         This Prospectus contains important information about the Fund.
                                   Please read it before  investing  and keep it
for future reference.



============================================================================

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A
CRIMINAL            OFFENSE            TO            STATE            OTHERWISE.
============================================================================

                                                 TABLE OF CONTENTS


Page

INVESTMENT AND PERFORMANCE SUMMARY...........................................1


INVESTMENT AND RISK INFORMATION..............................................3


MANAGEMENT OF THE FUND.......................................................6


CLASSES OF SHARES............................................................6


PURCHASE OF SHARES..........................................................10


REDEMPTION OF SHARES........................................................12

EXCHANGES OF SHARES.........................................................13


PRICING OF FUND SHARES......................................................15


DIVIDENDS AND DISTRIBUTIONS.................................................15


TAX INFORMATION.............................................................16


FINANCIAL HIGHLIGHTS........................................................17

                                        INVESTMENT AND PERFORMANCE SUMMARY

Investment Objective:

The Fund seeks to provide long-term capital appreciation. Capital is the amount of money you invest in the Fund. Capital appreciation is an increase in the value of your investment. Principal Investment Strategies:

   The Fund will primarily invest in common stocks. The Fund may also invest in companies that are involved in corporate reorganizations. Additionally, the Fund may invest in foreign securities. The Fund focuses on securities of companies which appear underpriced relative to their "private market value." Private market value is the value the Fund's adviser believes informed investors would be willing to pay for a company.

   Principal Risks:

The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. Stocks are subject to market, economic and business risks that cause their prices to fluctuate. Corporate reorganizations involve the risk that the anticipated transactions may not be completed at the anticipated time or upon the expected terms, in which case the Fund may suffer a loss on its investments. Investments in foreign securities involve risks related to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. The Fund is also subject to the risk that the portfolio securities' private market values may never be realized by the market, or their prices may go down. The Fund is a "non-diversified investment company" which means that it can concentrate its investments in the securities of a single company to a greater extent than a diversified investment company. Because the Fund may invest its assets in the securities of a limited number of companies, a decline in the value of the stock of any one of these issuers will have a greater impact on the Fund's share price.


Who May Want to Invest:

         The Fund may appeal to you if:
       you are a long-term investor or saver.

       you seek growth of capital.
       you believe that the market will favor value over growth stocks over the long term.
       you wish to include a value strategy as a portion of your overall investments.
       you prefer to invest in a more concentrated portfolio.

         You may not want to invest in the Fund if:
       you are seeking a high level of current income.
                   you are conservative in your investment approach.
                   you seek to maintain  the value of your  original  investment more than potential growth of capital.

         An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:

The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year (since 1990 and commencement of operations, respectively), and by showing how the Fund's average annual returns for one year, five years and the life of the Fund compared to those of the S&P(R) 500 Stock Index. As with all mutual funds, the Fund's past performance does not predict how the Fund will perform in the future. Both the chart and the table assume reinvestment of dividends and distributions.

         BAR CHART*  [Graphic Omitted]

         EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  Calendar Year Total Returns

                        1990           (5.6)%
                        1991           15.3%
                        1992           12.7%
                        1993           39.4%
                        1994            0.0%
                        1995           22.5%
                        1996            8.7%
                        1997           48.2%
                        1998           23.2%

   *The bar chart above shows the total returns for Class A shares (not including sales load). The Class B and Class C shares of the Fund are new classes for which performance is not yet available. The returns for the Class B and Class C shares will be substantially similar to those of the Class A shares shown here because all shares of the Fund are invested in the same portfolio of securities. The annual returns of the different classes of shares will differ only to the extent that the expenses of the classes will differ.

            Class                                                          A,  B
and C share sales loads are not reflected in the above chart. If sales loads were reflected, the Fund's returns would be less than those shown. During the period shown in the bar chart, the highest return for a quarter was 21.3%
(quarter  ended June 30,  1997) and the lowest  return for a quarter was (13.2)%
(quarter            ended             September            30,            1998).

Average Annual Total Returns
 (for the periods ended
December 31,1998)       Past One Year Past Five Years Since September 29,1989*

The Gabelli Value Fund
Class A  shares+           16.5%          18.1           16.2%


S&P(R)500 Stock Index**     28.7%         24.1%          17.6%


*        From September 29, 1989, the date that the Fund began operations.
** The S&P(R) 500 Composite Stock Price Index is a widely recognized, unmanaged index of common stock prices. The performance of the Index does not include expenses or fees.
+        Includes the effect of the 5.5% initial sales charge.


Fees and Expenses of the Fund:

         These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                                                                    Class A     Class B    Class C
Shareholder Fees (fees paid directly from your investment):                          Shares      Shares     Shares
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)    .................................         5.50%1      None       None
Maximum Deferred Sales Charge (Load)
   (as a percentage of Redemption Price*)     .............................         None2       5.00%2     1.00%2

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees............................................................         1.00%       1.00%      1.00%
Distribution and Service (Rule 12b-1) Expenses3............................         0.25%       1.00%      1.00%
Other Expenses.............................................................         0.15%       0.15%      0.15%
                                                                                    ----        ----       ----
Total Annual Operating Expenses............................................         1.40%       2.15%      2.15%
                                                                                    ====        ====       ====
 ..................
1    The sales charge  declines as a percentage of your investment as the amount invested  increases.  2 The Fund imposes a CDSC,  which is a back-end load, upon redemption if you sell your Class B shares within
     approximately  eighty-four  months after purchase.  A CDSC of 1% applies to redemptions of Class C shares within  twenty-four months after purchase and a CDSC of 1% applies to redemptions of certain Class A shares within twelve months after purchase.
3    As a result of the payment of sales charges and Rule 12b-1  expenses,  long term shareholders may pay more than the maximum  permitted  front-end sales charge.
*       "Redemption Price" equals the net asset value at the time of investment or redemption, whichever is
lower.

Example

            This
example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods shown, (2) you redeem your shares at the end of those periods (except as noted), (3) your investment has a 5% return each year and (4) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                   1 Year          3 Years            5 Years            10 Years


Class A Shares                      $685              $969             $1,274            $2,137

Class B Shares
  -assuming redemption              $718              $973             $1,354            $2,483
  -assuming no redemption           $218              $673             $1,154            $2,483

Class C Shares
  -assuming redemption              $318              $673             $1,154            $2,483
  -assuming no redemption           $218              $673             $1,154            $2,483



                                          INVESTMENT AND RISK INFORMATION

The Fund's investment  objective is long-term capital  appreciation.  The Fund's
investment objective may not be changed without shareholder approval.        The
Fund invests primarily in equity securities of companies which the Fund's adviser, Gabelli Funds, LLC (the "Adviser"), believes are undervalued and have the potential to achieve significant capital appreciation. The Adviser invests in companies whose stocks are selling at a significant discount to their "private market value." Private market value is the value the Adviser believes informed investors would be willing to pay to acquire the entire company. If investor attention is focused on the underlying asset value of a company due to expected or actual developments or other catalysts, an investment opportunity to realize this private market value may exist. Undervaluation of a company's stock can result from a variety of factors, such as a lack of investor recognition of: the underlying value of a company's fixed assets, the value of a consumer or commercial franchise, changes in the economic or financial environment affecting the company, new, improved or unique products or services, new or rapidly expanding markets, technological developments or advancements affecting the company or its products, or changes in governmental regulations, political climate or competitive conditions.

The actual events that may lead to a significant increase in the value of a company's securities include: a change in the company's management or management policies, an investor's purchase of a large portion of the company's stock, a merger or reorganization or recapitalization of the company, a sale of a division of the company, a tender offer (an offer to purchase investors' shares), the spin-off to shareholders of a subsidiary, division or other substantial assets, or the retirement or death of a senior officer or substantial shareholder of the company.

In selecting investments, the Adviser also considers the market price of the issuer's securities, its balance sheet characteristics and the perceived strength of its management.

   The Fund's assets will be invested primarily in common stock. Many of the common stocks the Fund will buy will not pay dividends; instead, stocks will be bought for the potential that their prices will increase, providing capital appreciation for the Fund. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer's management, general market conditions, the forecasts for the issuer's industry and the value of the issuer's assets. Holders of equity securities only have rights to value in the company after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. Warrants are rights to purchase securities at a specified time at a specified price.

            The Fund may also use the following investment techniques:

   Foreign Securities. he Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers.

          Defensive Investments. When opportunities for capital appreciation do not appear attractive or when adverse market or economic conditions occur, the Fund may temporarily invest all or a portion of its assets in defensive instruments. Such instruments include obligations of the U.S. Government and its agencies and instrumentalities, and short-term money market investments maturing in less than one year, including high-quality commercial paper (rated at least "A-1" by Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P"), or "P-1" by Moody's Investors Service, Inc. ("Moody's"), bank certificates of deposit and time deposits, repurchase agreements with respect to such instruments, and certain money market mutual funds. When following a defensive strategy, the Fund will be less likely to achieve its investment goal of capital appreciation.

          Corporate Reorganizations. The Fund may invest up to 50% of its total assets in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced ("reorganization securities"). Frequently, the holders of securities of companies involved in such transactions will receive new securities ("substituted securities") in exchange therefor. No more than 30% of the Fund's total assets, however, may be invested in reorganization securities where the Adviser anticipates selling the reorganization securities or the substituted securities within six months or less of the initial purchase of the reorganization securities. This limitation, however, will not apply to reorganization securities that have been purchased to supplement a position in such securities held by the Fund for more than six months.

          American Depositary Receipts. The Fund may purchase American Depositary Receipts ("ADRs") or U.S. dollar-denominated securities of foreign issuers that are not included in the Fund's 25% limitation on foreign securities. ADRs are receipts issued by U.S. banks or trust companies with respect to securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs.

   The Fund may also engage to a limited extent in other investment practices in order to achieve its investment goal.

         Investing in the Fund involves the following risks, listed in the order of importance:

          Market Risk. The principal risk of investing in the Fund is market risk. Market risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate and the issuer company's particular circumstances. These fluctuations may cause a security to be worth less than it was worth at an earlier time.

             Fund and Management Risk. The Fund invests in stocks issued by companies believed by the Adviser to be trading at a discount to their private market value (value stocks). The Fund's price may decline because the market favors other stocks or small capitalization stocks over stocks of larger companies. If the Adviser is incorrect in its assessment of the private market values of the securities it holds, then the value of the Fund's shares may decline.

          Risks of Focusing on Corporate Reorganizations. The Fund may invest a substantial portion of its assets in securities of companies that are involved or may become involved in corporate transactions such as tender offers and corporate reorganizations. The principal risk of this type of investing is that the anticipated transactions may not be completed at the anticipated time or upon the expected terms, in which case the Fund may suffer a loss on its investments. In addition, many companies in the past several years have adopted so-called "poison pill" and other defensive measures. This may limit tender offers or other non-negotiated offers for a company and/or prevent competing offers. Such measures may also limit the amount of securities in any one issuer that the Fund may buy.

Foreign Risk. Prices of the Fund's investments in foreign securities may go down because of unfavorable foreign government actions, political instability or the absence of accurate information about foreign issuers. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers.




                                              MANAGEMENT OF THE FUND

         The Adviser. Gabelli Funds, LLC, with principal offices located at One Corporate Center, Rye, New York 10580-1434, serves as investment adviser to the Fund. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund's investment program under the supervision of the Fund's Board of Directors. The Adviser and its affiliates also manage several other open-end and closed-end investment companies in the Gabelli family of funds. The Adviser is a New York limited liability company organized in 1999 as successor to Gabelli Funds, Inc., a New York corporation organized in 1980. The Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc. ("GAMI"), a publicly held company listed on the New York Stock Exchange, Inc. ("NYSE").

As compensation for its services and the related expenses borne by the Adviser, for the fiscal year ended December 31, 1998, the Fund paid the Adviser an annual fee equal to 1.00% of the value of the Fund's average daily net assets. The Portfolio Manager. Mario J. Gabelli, CFA, is responsible for the day-to-day management of the Fund. Mr. Gabelli has been Chairman, Chief Executive Officer and Chief Investment Officer of the Adviser and its predecessor since inception and of its parent company, GAMI, since 1999. Mr. Gabelli also acts as Chief Executive Officer and Chief Investment Officer of GAMCO, a wholly-owned subsidiary of GAMI, and is an officer or director of various other companies affiliated with GAMI. The Adviser relies to a considerable extent on the expertise of Mr. Gabelli, who may be difficult to replace in the event of his death, disability or resignation.

         Year 2000. As the year 2000 approaches, an issue has emerged regarding how the software used by the Fund's service providers can accommodate the date "2000." Failure to adequately address this issue could result in major systems or process failures which could disrupt the Fund's operations. The
Adviser is working with the Fund's service providers to prepare for the year 2000. Based on information currently available, the Adviser does not expect that the Fund will incur significant operating expenses or be required to incur material costs to be year 2000 compliant. The Fund cannot guarantee, however, that all year 2000 issues will be identified and corrected by January 1, 2000, and any non-compliant computer system could hurt key Fund operations, such as shareholder servicing, pricing and trading. In addition, the Year 2000 problem may adversely affect the companies in which the Fund invests, particularly companies in foreign countries. For example, these companies may incur substantial costs to correct the Year 2000 problem, which could lower the value of such companies' securities and negatively affect the Fund's performance.


                                                 CLASSES OF SHARES

         Three classes of the Fund's shares are offered in this prospectus - Class A shares, Class B shares, and Class C shares. Class B and Class C shares are newly offered. The table below summarizes the differences among the classes of shares.

a "front-end sales load," or sales charge, is a one-time fee charged at the time of purchase of shares. a "contingent deferred sales charge" ("CDSC") is a one-time fee charged at the time of redemption. a "Rule 12b-1 fee" is a recurring annual fee for distributing shares and servicing shareholder accounts based on the Fund's average daily net assets attributable to the particular class of shares.


                            Class A Shares             Class B Shares             Class C Shares

Front-End Sales Load?       Yes.  The percentage       No.                        No.
                            declines as the amount
                            invested increases.

Contingent Deferred Sales   No.                        Yes, for shares redeemed   Yes, for shares redeemed
Charge?                                                within eighty-four         within twenty-four
                                                       months after purchase.     months after purchase.
                                                       Declines over time.

Rule 12b-1 Fee              0.25%                      1.00%                      1.00%

Convertible to Another      No.                           Yes.  Automatically     No.
Class?                                                 converts to Class A
                              shares approximately
                            eighty-four months after
                                  purchase.

Fund Expense Levels         Lower annual expenses      Higher annual expenses     Higher annual expenses
                            than Class B or Class C    than Class A shares.       than Class A shares.
                            shares.

In selecting a class of shares in which to invest, you should consider: the length of time you plan to hold the shares.
the amount of sales charge and Rule 12b-1 fees.
whether you qualify for a reduction or waiver of the Class A sales charge.
   that Class B shares convert to Class A shares approximately eighty-four months after purchase.


If you . . .                                     then you should consider . . .
----------------------- -----------------------------------------------------
----------------------- -----------------------------------------------------
o      intend  to hold  your  shares  for less       purchasing  Class C shares
    than eighty-four months                          instead of either Class A
                                                     or Class B shares
o  do not qualify for a reduced or waived front-
    end sales load
------------------------------------------------------ ----------------------
------------------------------------------------------ ----------------------
o     intend  to hold your  shares for seven       purchasing  Class B shares
  years or more                                 instead of either Class A
                                                    shares or Class C shares

o do not qualify
for a reduced or waived front-
    end sales load
------------------------------------------------------ ----------------------
------------------------------------------------------ ---------------------
o   qualify  for a reduced  or  waived  front-end  purchasing  Class A shares no
 sales load                                        matter how long you
                                                   intend to  hold your shares
------------------------------------------------------ ------------------------

Sales Charge - Class A Shares

         The sales charge is imposed on Class A shares in accordance with the following schedule:

                                                        Sales Charge           Sales Charge              Reallowance
                                                         as % of the              as % of               to Soliciting
Amount of Investment                                   Offering Price*        Amount Invested         Broker-Dealers

Less than $100,000...................................      5.50%                   5.82%                  4.50%
$100,000 but under $250,000..........................      4.50%                   4.71%                  3.75%
$250,000 but under $500,000..........................      3.50%                   3.63%                  3.00%
$500,000 but under $1 million........................      2.75%                   2.83%                  2.50%
$1 million or more...................................      2.00%                   2.04%                  1.75%

*Includes front-end sales load

   Sales Charge Reductions and Waivers - Class A Shares

Reduced sales charges are available to (1) investors who are eligible to combine their purchases of Class A shares to receive volume discounts and (2) investors who sign a Letter of Intent and agree to make purchases over time. Certain types of investors are eligible for sales charge waivers. Volume Discounts. Investors eligible to receive volume discounts are individuals and their immediate families, tax-qualified employee benefit plans and a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account even though more than one beneficiary is involved. You also may combine the value of Class A shares you already hold in the Fund and other funds advised by Gabelli Funds, LLC or its affiliates along with the value of the Class A shares being purchased to qualify for a reduced sales charge. For example, if you own Class A shares of the Fund that have an aggregate value of $100,000, and make an additional investment in Class A shares of the Fund of $4,000, the sales charge applicable to the additional investment would be 4.50%, rather than the 5.50% normally charged on a $4,000 purchase. If you want more information on volume discounts, call the Distributor at 1-800-GABELLI (1-800-422-3554) or your broker.

Letter of Intent. If you initially invest at least $1,000 in Class A shares of the Fund and submit a Letter of Intent to the Distributor, you may make purchases of Class A shares of the Fund during a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. For more information on the Letter of Intent, call 1-800-GABELLI (1-800-422-3554).

Investors Eligible for Sales Charge Waivers. Class A shares of the Fund may be offered without a sales charge to (1) employees of Gabelli & Company, Inc., Boston Safe Deposit and Trust Company ("Boston Safe"), BFDS, State Street, First Data Investor Services Group, Inc. and Soliciting Broker-Dealers, employee benefit plans for those employees and the spouses and minor children of such employees when orders on their behalf are placed by such employees (the minimum initial investment for such purchases is $500); (2) the Adviser, GAMCO, officers, directors, trustees, general partners, directors and employees of other investment companies managed by the Adviser, employee benefit plans for such persons and their spouses and minor children when orders on their behalf are placed by such persons (with no required minimum initial investment), the term "immediate family" for this purpose refers to a person's spouse, children and grandchildren (adopted or natural), parents, grandparents, siblings, a spouse's siblings, a sibling's spouse and a sibling's children; (3) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise; (4) shareholders who have redeemed shares in the Fund and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 30 days of the redemption;
(5) tax-exempt organizations enumerated in Section 501(c)(3) of the Internal Revenue Code of 1986 (the "Code") and private, charitable foundations that in each case make lump-sum purchases of $100,000 or more; (6) qualified employee benefit plans established pursuant to Section 457 of the Code that have established omnibus accounts with the Fund; (7) qualified employee benefit plans having more than one hundred eligible employees and a minimum of $1 million in plan assets invested in the Fund (plan sponsors are encouraged to notify the Fund's distributor when they first satisfy these requirements); (8) any unit investment trusts registered under the Investment Company Act of 1940 (the "1940 Act") which have shares of the Fund as a principal investment; (9) investment advisory clients of GAMCO and their immediate families; (10) employee participants of organizations adopting the 401(k) Plan sponsored by the Adviser;
(11) financial institutions purchasing Class A shares of the Fund for clients participating in a fee based asset allocation program or wrap fee program which has been approved by the Distributor; and (12) registered investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of such investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of a broker or agent.

         Investors who qualify under the categories described above should contact their brokerage firm or the Distributor.

Contingent Deferred Sales Charges

         You will pay a CDSC when you redeem:

                   Class B shares within eighty-four months of buying them. Class C shares within twenty-four months of buying them.

The CDSC schedule for Class B shares is set forth below. The CDSC payable upon redemption of Class C shares redeemed within twenty-four months of purchase is 1%. The CDSC is based on the net asset value at the time of your investment or the net asset value at the time of redemption, whichever is lower.

                                                           Class B Shares
         Years Since Purchase                              CDSC

         First                                             5.00%
         Second                                            4.00%
         Third                                             3.00%
         Fourth                                            3.00%
         Fifth                                             2.00%
         Sixth                                             1.00%
         Seventh and thereafter                            0.00%

The Distributor pays sales commissions of 4.00% of the purchase price of Class B shares of the Fund to brokers at the time of sale that initiate and are responsible for purchases of such Class B shares of the Fund. You will not pay a CDSC to the extent that the value of the redeemed shares represents: reinvestment of dividends or capital gains distributions. capital appreciation of shares redeemed.

When you redeem shares, we will assume that you are redeeming first shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then remaining shares held by you for the longest period of time. We will calculate the holding period of shares acquired through an exchange of shares of another fund from the date you acquired the original shares of the other fund. The time you hold shares in a money market fund, however, will not count for purposes of calculating the applicable CDSC. We will waive the CDSC payable upon redemptions of shares for: redemptions and distributions from retirement plans made after the death or disability of a shareholder. minimum required distributions made from an IRA or other retirement plan account after you reach age 59 1/2. involuntary redemptions made by the Fund. a distribution from a tax-deferred retirement plan after your retirement. returns of excess contributions to retirement plans following the shareholder's death or disability.

   Conversion Feature - Class B Shares

          Class B shares automatically  convert to Class A shares of the Fund on the first business day of the eighty-fifth month following the month in which you acquired such shares.
          After conversion,  your shares will be subject to the lower Rule 12b-1 fees charged on Class A shares, which will increase your investment return compared to the Class B shares.
          You will not pay any sales  charge or fees when your  shares  convert, nor will the transaction be subject to any tax.
          If you exchange Class B shares of one fund for Class B shares of another fund (See "Exchanges of Shares"), your holding period will be calculated from the time of your original purchase of Class B shares. If you exchange shares into a Gabelli money market fund, however, your holding period will be suspended.
          The dollar value of Class A shares you receive will equal the dollar value of the B shares converted.

              The Board of Directors may suspend the automatic conversion of Class B to Class A shares for legal reasons or due to the exercise of its fiduciary duty. If the Board determines that such suspension is likely to continue for a substantial period of time, it will create another class of shares into which Class B shares are convertible.

            The                                                            Fund
has adopted a plan under Rule 12b-1 (the "Plan") for each of its classes of shares. Under the Plan, the Fund may use its assets to finance activities relating to the sale of its shares and the provision of certain shareholder services. Rule 12b-1 Fees The Rule 12b-1 fees vary by class as follows: Class A Class B Class C Service Fees None 0.25% 0.25% Distribution Fees 0.25% 0.75% 0.75% These are annual rates based on the value of each Class' average daily net assets. Because the Rule 12b-1 fees are higher for Class B and Class C shares than Class A shares, Class B and Class C shares will have higher annual expenses. Because Rule 12b-1 fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                                PURCHASE OF SHARES

You can purchase the Fund's shares on any day the NYSE is open for trading (a "Business Day"). You may purchase shares through Gabelli & Company, Inc. (the "Distributor"), directly from the Fund through the Fund's transfer agent or through broker-dealers that have entered into selling agreements with the Distributor ("Soliciting Broker-Dealers"). From a Soliciting Broker-Dealer.
   You may purchase shares from Soliciting Broker-Dealers. The Soliciting Broker-Dealer will transmit a purchase order and payment to State Street Bank and Trust Company ("State Street") on your behalf. Soliciting Broker-Dealers may send you confirmations of your transactions and periodic account statements showing your investments in the Fund.

          By Mail or In Person. You may open an account by mailing a completed subscription order form with a check or money order payable to "The Gabelli Value Fund" to:

         By Mail                                     By Personal Delivery
         The Gabelli Funds                           The Gabelli Funds
         P.O. Box 8308                           The BFDS Building, 7th Floor
         Boston, MA 02266-8308                       Two Heritage Drive
                                                     Quincy, MA 02171

         You can obtain a subscription order form by calling 1-800-422-3554. Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, the name of the Fund and class of shares you wish to purchase.

          By Bank Wire. To open an account using the bank wire system, first telephone the Fund at 1-800-422-3554 to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                                        State Street Bank and Trust Company
                                        ABA #011-0000-28 REF DDA #99046187
                                            Re: The Gabelli Value Fund
                                              Class A, B or C Shares
                                                Account #__________
                                          Account of [Registered Owners]
                                       225 Franklin Street, Boston, MA 02110

         If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street will not charge you for receiving wire transfers.

Minimum Investments. Your minimum initial investment must be at least $1,000. See "Retirement Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Soliciting Broker-Dealers may have different minimum investment requirements.

Share Price. The Fund sells its shares at the "net asset value" next determined after the Fund receives your completed subscription order form and your payment in Federal funds, subject to a sales charge in the case of Class A shares. See "Pricing of Fund Shares" for a description of the calculation of net asset value and "Class of Shares -- Sales Charge - Class A Shares" for a
description of the sales  charges.               Retirement  Plans. The Fund has
available a form of IRA for investment in Fund shares that may be obtained from the Distributor by calling 1-800-GABELLI (1-800-422-3554). Self-employed investors may purchase shares of the Fund through tax-deductible contributions to existing retirement plans for self-employed persons, known as Keogh or H.R. 10 plans. The Fund does not currently act as sponsor to such plans. Fund shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans" which give participants the right to defer portions of their compensation for investment on a tax-deferred basis until distributions are made from the plans. The minimum initial investments for all such retirement plans is $250. The minimum for all subsequent investments is $100.

Automatic Investment Plan. The Fund offers an automatic monthly investment plan. There is no minimum monthly investment for accounts establishing an automatic investment plan. Call the Distributor at 1-800-GABELLI (1-800-422-3554) for more details about the plan.


General. State Street will not issue share certificates unless requested by you. The Fund reserves the right to (i) reject any purchase order if, in the opinion of Fund management, it is in the Fund's best interest to do so and (ii) suspend the offering of shares for any period of time.

                                               REDEMPTION OF SHARES

You can redeem shares on any Business Day without a redemption fee. The Fund may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Fund cannot sell its shares or accurately determine the value of its assets, or if the Securities and Exchange Commission ("SEC") orders the Fund to suspend redemptions.
            The                                                            Fund
redeems its shares at the net asset value next determined after the Fund receives your redemption request, subject in some cases to a CDSC as described under "Classes of Shares - Contingent Deferred Sales Charges" above. See "Pricing of Fund Shares" for a description of the calculation of net asset value. You may redeem shares through the Distributor, directly from the Fund through its transfer agent or through Soliciting Broker-Dealers.
                      Through a  Broker-Dealer.  You may redeem shares through a broker-dealer which will transmit a redemption order to State Street on your behalf. A redemption request received from a broker-dealer will be effected at the net asset value next determined (less any applicable CDSC) after State Street receives the request. If you hold share certificates, you must present the certificates to the broker-dealer endorsed for transfer. A broker-dealer may charge you fees for effecting redemptions for you.

                   By Letter.     You may mail a letter requesting redemption of
                  shares to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. Your letter should state the name of the Fund and the share class, the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.

                   By  Telephone.  You  may  redeem  your  shares  in  a  direct registered account by calling either 1-800-422-3554 or 1-800-872-5365 (617-328-5000 from outside the United States), subject to a $25,000 limitation. You may not redeem shares held through an IRA by telephone. If State Street properly acts on telephone instructions and follows reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to telephone transactions. You may be responsible for any fraudulent telephone order as long as State Street or the Fund takes reasonable measures to verify the order. You may request that redemption proceeds be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire or invested in another mutual fund advised by the Adviser (see "Exchange of Shares" below).

                  1. Telephone Redemption By Check. The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

                  2. Telephone Redemption By Wire. The Fund accepts telephone requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day.

                   Through  the  Automatic   Cash   Withdrawal   Plan.  You  may
                  automatically redeem shares on a monthly, quarterly or annual basis if you have at least $10,000 in your account and if your account is directly registered with State Street. If you redeem Class B or Class C shares under this plan, you must pay the applicable CDSC. Please call the Distributor at 1-800-422-3554 for more information.


                   Through  Involuntary  Redemption.  The  Fund may  redeem  all shares in your account (other than an IRA account) if their value falls below $1,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing and allowed 30 days to increase the value of your shares to at least $1,000.

Redemption Proceeds

            If                                                             you
request redemption proceeds by check, the Fund will normally mail the check to you within seven days after it receives your redemption request. If you purchased your Fund shares by check, you may not redeem shares until the check clears, which may take up to 15 days following purchase. The Fund may pay to you your redemption proceeds wholly or partly in portfolio securities. Payments would be made in portfolio securities, however, only in the rare instance that the Fund's Board of Directors believes that it would be in the Fund's best interest not to pay redemption proceeds in cash.

                                                EXCHANGES OF SHARES

         You may exchange shares of the Fund you hold for shares of the same class of another fund managed by the Adviser or its affiliates based on their relative net asset values. To obtain a list of the funds whose shares you may acquire through exchange call 1-800-GABELLI (1-800-422-3554). You may also exchange your shares for shares of a money market fund managed by the Adviser or its affiliates. Except for shares exchanged into a money market fund, Class B and Class C shares will continue to age from the date of the original purchase of such shares and will assume the CDSC rate they had at the time of exchange.

         In effecting an exchange:
you must meet the minimum purchase requirements for the fund whose shares you purchase through exchange.
if you are exchanging into Class A shares of a fund with a higher sales charge, you must pay the difference at the time of exchange.
you may realize a taxable gain or loss.
you should read the prospectus of the fund whose shares you are purchasing (call 1-800-GABELLI (1-800-422-3554) to obtain the prospectus).
you should be aware that brokers may charge a fee for handling an exchange for you.

              You may exchange share by telephone, by mail or through a broker.

Exchanges by Telephone. You may give exchange instructions by telephone by calling 1-800-GABELLI (1-800-422-3554). You may not exchange shares by telephone if you hold share certificates.

Exchanges by Mail. You may send a written request for exchanges to: The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308. State your name, your account number, the dollar value or number of shares you wish to exchange, the name and class of the funds whose shares you wish to exchange, and the name of the fund whose shares you wish to acquire.

We may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.


                                              PRICING OF FUND SHARES

The Fund's net asset value per share is calculated on each Business Day. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.
            The
Fund's net asset value is calculated separately for each class. It is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., New York time, and is computed by dividing the value of the Fund's net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of its shares outstanding at the time the determination is made. The Fund uses market quotations in valuing its portfolio securities. Short-term investments that mature in 60 days or less are valued at amortized cost, which the Directors of the Fund believe represents fair value. The Fund may from time to time hold securities that are primarily listed on foreign exchanges. Such securities may trade on days when the Fund does not price its shares. Therefore, the Fund's net asset value may change on days when you are not able to purchase or redeem the Fund's shares.

                                            DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions may differ for different classes of shares. They will be automatically reinvested for your account at net asset value in additional shares of the Fund, unless you instruct the Fund to pay all dividends and distributions in cash. If you elect cash distributions, you must instruct the Fund either to credit the amounts to your brokerage account or to pay the amounts to you by check. Dividends from net investment income and distributions of net realized capital gains earned by the Fund, if any, will be paid annually. There are no sales or other charges in connection with the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

                                                  TAX INFORMATION

            The                                                            Fund
expects that its distributions will consist primarily of net investment income and capital gains, which may be taxable at different rates depending on the length of time the Fund holds its assets. Dividends out of net investment income and distributions of realized short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. The Fund's distributions, whether you receive them in cash or reinvest them in additional shares of the Fund, may be subject to federal, state or local taxes. An exchange of the Fund's shares for shares of another fund will be treated for tax purposes as a sale of the Fund's shares; therefore, any gain you realize on such a transaction may be taxable.
   Foreign shareholders may be subject to special withholding requirements.
This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of your investment in the Fund.

                                FINANCIAL HIGHLIGHTS
            The
financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund's Class A shares. The Class B and Class C shares have not been previously offered and therefore do not have a previous financial history. This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements and related notes are included in the annual report, which is available upon request. Per share amounts for the Fund's Class A shares outstanding throughout each year ended December 31,

                                            1998          1997         1996         1995         1994
                                            ----          ----         ----         ----         ----
Operating performance:
Net asset value, beginning of year....       $14.30      $11.52       $11.61       $ 10.49      $ 12.09
                                              -----      ------       ------       -------      -------

Net investment income/(loss)..........        (0.06)      (0.05)       (0.02)         0.05         0.09
Net realized and unrealized gain/(loss) on
  investments.........................         3.33        5.55         1.04          2.30        (0.09)
                                             ------        ----         ----         -----       -------

 Total from investment operations.....         3.27        5.50         1.02          2.35         0.00

Distributions to shareholders:
  Net investment income...............       ---         ---          ---            (0.05)       (0.09)
  In excess of net investment income---      ---         ---          ---            (0.00)(a)
  Net realized gain on investments....        (1.49)      (2.72)       (1.10)        (1.18)       (1.50)

In excess of net realized gains.......       ---         ---          ---           ---           (0.01)

Paid-in capital.......................       ---         ---           (0.01)       ---          ---

Total distributions...................        (1.49)      (2.72)       (1.11)        (1.23)       (1.60)

Net asset value, end of year..........       $16.08      $14.30       $11.52       $ 11.61      $ 10.49
                                              =====      ======       ======       =======      =======

Total return+.......................          23.2%       48.2%         8.7%         22.5%         0.0%

Ratios to average net assets and supplemental data:
Net assets, end of year (in 000's)....    $798,812      $596,547    $460,836        $486,144     $436,629
  Ratio of net investment income
    to average net assets/(loss)......        (0.41)%     (0.45)%      (0.12)%        0.42%        0.73%
  Ratio of operating expenses to
    average net assets................         1.40%       1.42%        1.40%         1.50%        1.50%
Portfolio turnover rate...............        46%         44%          37%           65%          67%
 .........
+  Total  return  represents  aggregate  total return of a  hypothetical  $1,000 investment  at the beginning of the period and sold at the end of the period, including  reinvestment  of  dividends,  and does not reflect any  applicable sales charge.

(a)  Amount represents less than $0.005 per share.



                                              THE GABELLI VALUE FUND

         Additional Information

A Statement of Additional Information dated May 1, 1999 (the "SAI") includes additional information about the Fund. The SAI is incorporated by reference into this Prospectus and, therefore, is legally a part of this Prospectus. Semi-annual reports Information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its fiscal year. Inquiries You may make inquiries about the Fund, or obtain a copy of the SAI or of the annual or semi-annual reports without charge, by calling 1-800-GABELLI (1-800-422-3554). You can review and copy information about the Fund (including the SAI) at the SEC Public Reference Room in Washington, DC (for information call 1-800-SEC-0330). Such information is also available on the SEC's Internet site at http://www.sec.gov. You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to the Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009.














                Investment Company Act File Number:811-05848.

                                            THE GABELLI VALUE FUND INC.

                                        Statement of Additional Information
                                                    May 1, 1999



         This Statement of Additional Information (the "SAI"), which is not a prospectus, describes The Gabelli Value Fund Inc. The SAI should be read in conjunction with the Fund's Prospectus for Class A, Class B and Class C shares dated May 1, 1999, and is incorporated by reference in its entirety into the Prospectus. For a free copy of the Prospectus, please contact the Fund at the address, telephone number or Internet web site printed below.


                                               One Corporate Center
                                             Rye, New York 10580-1434
                                     Telephone: 1-800-GABELLI (1-800-422-3554)
                                              http://www.gabelli.com

                                                 TABLE OF CONTENTS

                                                                          Page


GENERAL INFORMATION.........................................................1


INVESTMENT STRATEGIES AND RISKS.............................................1


INVESTMENT RESTRICTIONS....................................................11


DIRECTORS AND OFFICERS.....................................................12


CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS.................................15


INVESTMENT ADVISORY AND OTHER SERVICES.....................................16


DISTRIBUTION PLAN..........................................................19


PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................19


PURCHASE OF SHARES.........................................................22


RETIREMENT PLANS...........................................................22


REDEMPTION OF SHARES.......................................................23


COMPUTATION OF NET ASSET VALUE.............................................24


DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................24


CALCULATION OF INVESTMENT PERFORMANCE......................................27


DESCRIPTION OF THE FUND'S SHARES...........................................29


FINANCIAL STATEMENTS.......................................................31


APPENDIX A...............................................................A-1

                                                GENERAL INFORMATION

         The Fund is a non-diversified, open-end, management investment company and commenced investment operations on September 29, 1989. The Fund was organized as a corporation under the laws of the State of Maryland on July 20, 1989.


                                          INVESTMENT STRATEGIES AND RISKS

         The Prospectus discusses the investment objective of the Fund and the principal strategies to be employed to achieve that objective. This section contains supplemental information concerning certain types of securities and other instruments in which the Fund may invest, additional strategies that the Fund may utilize and certain risks associated with such investments and strategies.

Corporate Reorganizations

         The Fund may invest up to 50% of its total assets in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced. The primary risk of this type of investing is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by the Fund.

         In general, securities that are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transactions; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Fund's adviser, Gabelli Funds, LLC (the "Adviser"). The Adviser must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress.

         Although the Fund limits its investments in corporate reorganization securities that it expects to hold for less than six months, such transactions may tend to increase the Fund's portfolio turnover ratio thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described that, in its view, have a reasonable prospect of capital appreciation that is significant in relation to both the risk involved and the potential of available alternate investments.

Convertible Securities

            The Fund may invest up to 35% of its assets in convertible securities having a rating lower than "CCC" by Standard & Poor's Rating Service, a division of McGraw-Hill Companies ("S&P"), "Caa" by Moody's Investors Service, Inc. or, if unrated, judged by the Adviser to be of comparable quality. A convertible security entitles the holder to exchange the security for a fixed number of shares of common stock or other equity security, usually of the same company, at fixed prices within a specified period of time. A convertible security entitles the holder to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege.

         A convertible security's position in a company's capital structure depends upon its particular provisions. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of others and are senior to the claims of common shareholders.

         To the degree that the price of a convertible security rises above its investment value because of a rise in price of the underlying common stock, it is influenced more by price fluctuations of the underlying common stock and less by its investment value. The price of a convertible security that is supported principally by its conversion value will rise along with any increase in the price of the common stock, and the price generally will decline along with any decline in the price of the common stock except that the convertible security will receive additional support as its price approaches investment value. A convertible security purchased or held at a time when its price is influenced by its conversion value will produce a lower yield than nonconvertible senior securities with comparable investment values. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's investment objective.

         Many convertible securities in which the Fund will invest have call provisions entitling the issuer to redeem the security at a specified time and at a specified price. This is one of the features of a convertible security that affects valuation. Calls may vary from absolute calls to provisional calls. Convertible securities with superior call protection usually trade at a higher premium. If long-term interest rates decline, the interest rates of new convertible securities will also decline. Therefore, in a falling interest rate environment companies may be expected to call convertible securities with high coupons and the Fund would have to invest the proceeds from such called issues in securities with lower coupons. Thus, convertible securities with superior call protection will permit the Fund to maintain a higher yield than issues without call protection.

Investments in Warrants and Rights

         Warrants basically are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof.

         The Fund may invest up to 5% of its net assets in warrants or rights (other than those acquired in units or attached to other securities) but will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in the Fund's portfolio.

Investments in Foreign Securities

         The Fund may invest up to 25% of the value of its total assets in foreign securities (not including American Depositary Receipts). Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. In addition, there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States.
Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.

Other Investment Companies

         The Fund reserves the right to invest up to 10% of its total assets in the securities of money market mutual funds, which are open-end investment companies, and closed-end investment companies, including small business investment companies, none of which are affiliated with the Fund, Lehman Brothers Inc. ("Lehman Brothers") or Gabelli & Company, Inc. ("Gabelli & Company"). No more than 5% of the Fund's total assets may be invested in the securities of any one investment company, and the Fund may not own more than 3% of the securities of any investment company. Money market mutual funds are investment companies that are regulated under the Investment Company Act of 1940, as amended (the "1940 Act"). As open-end management companies like the Fund, money market mutual funds make continuous offerings of redeemable shares to the public and stand ready to sell and redeem these shares daily. Generally speaking, these mutual funds offer investors the opportunity to invest in a professionally managed diversified portfolio of short-term debt obligations, including U.S. Treasury bills and notes and other U.S. Government securities, certificates of deposits, bankers' acceptances, repurchase agreements and commercial paper. Many of the costs, including the investment advisory fee, attendant with the operation of money market mutual funds and other management investment companies are borne by shareholders. When the Fund holds shares of a money market mutual fund (or other management investment company) it, like other shareholders, will bear its proportionate share of the fund's costs. These costs will be borne indirectly by shareholders of the Fund resulting in the payment by shareholders of duplicative fees, including investment advisory fees.

Investments in Small, Unseasoned Companies and Other Illiquid Securities

         The Fund may invest in small, less well-known companies (including predecessors) which have operated less than three years. The securities of small, unseasoned companies may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than what might otherwise be the case. If other investment companies and investors who invest in these issuers trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than what might otherwise be obtained. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. Although investing in securities of these companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value.

         The Fund will not invest, in the aggregate, more than 10% of its net assets in securities for which market quotations are not readily available, securities which are restricted for public sale, repurchase agreements maturing or terminable in more than seven days and all other illiquid securities. Securities freely salable among qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended, and as adopted by the SEC, may be treated as liquid if they satisfy liquidity standards established by the Board of Directors. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board of Directors will monitor their liquidity.

Repurchase Agreements

         The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System that furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a debt security from a seller who undertakes to repurchase the security at a specified resale price on an agreed future date. Repurchase agreements are generally for one business day and generally will not have a duration of longer than one week. The SEC has taken the position that, in economic reality, a repurchase agreement is a loan by the Fund to the other party to the transaction secured by securities transferred to the Fund. The resale price generally exceeds the purchase price by an amount which reflects an agreed upon market interest rate for the term of the repurchase agreement. The Fund's risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller's obligation may be less than the repurchase price. If the seller becomes insolvent, the Fund might be delayed in or prevented from selling the collateral. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of the collateral upon a default in the obligation to repurchase is less than the repurchase price, the Fund will experience a loss. If the financial institution that is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund could suffer a loss.

         The Fund may not enter into repurchase agreements which would cause more than 5% of the value of its total assets to be so invested. This percentage limitation does not apply to repurchase agreements involving U.S. Government obligations, or obligations of its agencies or instrumentalities, for a period of a week or less. The term of each of the Fund's repurchase agreements will always be less than one year and the Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with all other illiquid securities in the Fund's portfolio, more than 10% of its net assets would be so invested.

         Borrowing. The Fund may borrow money (1) for short-term credits from banks as may be necessary for the clearance of portfolio transactions, and (2) from banks for temporary or emergency purposes, including the meeting of redemption requests. Borrowing for any purpose (including redemptions) may not, in the aggregate, exceed 15% of the value of the Fund's total assets. Borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets at the time the borrowing is made. The Fund will not purchase any portfolio securities at any time its borrowings exceed 5% of its assets. Not more than 20% of the total assets of the Fund may be used as collateral in connection with the borrowings described above.

Corporate Debt Obligations

            The Fund may invest up to 35% of its assets in corporate debt obligations having a rating lower than a S&P rating of "CCC", a Moody's rating of "Caa" or, if unrated, judged by the Adviser to be of comparable quality. Corporate debt obligations include securities such as bonds, debentures, notes or other similar securities issued by corporations.

         The Fund believes that investing in corporate debt obligations is consistent with the Fund's investment objective of seeking securities of companies in the public market that can provide significant long-term capital appreciation. For example, an issuer's ability to repay principal and interest when due may be underestimated by the market; as a result, that issuer may be required to pay a higher interest rate or its debt securities may be selling at a lower market price than issuers of similar strength. When the market recognizes their inherent value, the Fund anticipates that the price of such securities will appreciate. In the case of convertible debt securities, the market's recognition of a company's real value and, in turn, the market value of its convertible securities, may not occur until some anticipated development or other catalyst emerges to cause an increase in the market value of the company's common stock. In the case of any corporate debt obligation under evaluation by the Adviser for purchase by the Fund, the receipt of income is an incidental consideration.

         The Fund may invest up to 5% of its total assets in securities of issuers in default. The Fund will invest in securities of issuers in default only when the Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that such issuers will not continue to honor their obligations nor emerge from bankruptcy protection or that the value of such securities will not appreciate.

         The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of the securities. Although the Adviser uses these ratings as a criterion for the selection of securities for the Fund, the Adviser also relies on its independent analysis to evaluate potential investments for the Fund. See Appendix A - "Description of Corporate Bond Ratings."

         Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its ratings may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that Moody's and S&P might not timely change their ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by the Fund, although the Adviser will consider these events in determining whether the Fund should continue to hold the securities. To the extent that the ratings given by Moody's or S&P for securities may change as a result of changes in the ratings systems or due to a corporate reorganization of Moody's and/or S&P, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment objectives and policies of the Fund.

         Low-rated and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.

         While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated and comparable unrated securities also tend to be more volatile and sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of low-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for low-rated and comparable unrated securities may diminish the Fund's ability to obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value. Moreover, because not all dealers maintain markets in all low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities and the Fund does not anticipate that those securities could be sold other than to institutional investors.

         Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower-yielding security, thus resulting in a decreased return to the Fund.

Short Sales Against the Box

         The Fund may, from time to time, make short sales of securities it owns or has the right to acquire through conversion or exchange of other securities it owns. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. In a short sale, the Fund does not immediately deliver the securities sold or receive the proceeds from the sale. The Fund may not make short sales or maintain a short position if it would cause more than 25% of the Fund's total assets, taken at market value, to be held as collateral for the sales.

         The Fund may make a short sale in order to hedge against market risks when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or security convertible into, or exchangeable for, the security.

         To secure its obligations to deliver the securities sold short, the Fund will deposit in escrow in a separate account with the Fund's custodian, Boston Safe Deposit and Trust Company ("Boston Safe"), an amount at least equal to the securities sold short or securities convertible into, or exchangeable for, the securities. The Fund may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Options

            The Fund may, from time to time, purchase or sell (that is, write) listed call or put options on securities as a means of achieving additional return or of hedging the value of the Fund's portfolio. The Fund may write covered call options in an amount not to exceed 25% of total assets. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right to sell the security to the writer and obligating the writer to purchase the underlying security from the holder.

         A call option is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities or other high grade short-term obligations in a segregated account held with its custodian. A put option is "covered" if the Fund maintains cash or other liquid portfolio securities with a value equal to the exercise price in a segregated account held with its custodian, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

         An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

         In addition to options on securities, the Fund may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         The fund may write put and call options on stock indexes for the purposes of increasing its gross income and protecting its portfolio against declines in the value of the securities it owns or increases in the value of securities to be acquired. In addition, the Fund may purchase put and call options on stock indexes in order to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. Options or stock indexes are similar to options on specific securities. However, because options on stock indexes do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Therefore, while one purpose of writing such options is to generate additional income for the Fund, the Fund recognizes that it may be required to deliver an amount of cash in excess of the market value of a stock index at such time as an option written by the Fund is exercised by the holder. The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

         Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the Adviser is satisfied with the development, depth and liquidity of the market and the Adviser believes the options can be closed out.

         Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and will depend, in part, on the ability of the Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

         Although the Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

Lending of Portfolio Securities

         The Fund may lend its portfolio securities to broker-dealers or financial institutions provided that the loans are callable at any time by the Fund. Loans by the Fund, if and when made, (1) will be collateralized in accordance with applicable regulatory requirements and (2) will be limited so that the value of all loaned securities does not exceed 33% of the value of the Fund's total assets. The Fund, however, currently intends to limit the value of all loaned securities to no more than 5% of the Fund's total assets.

         The Fund lends its portfolio securities in order to generate revenue to defray certain operating expenses. The advantage of this practice is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

         A loan may generally be terminated by the borrower on one business day's notice, or by the Fund on five business days' notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income that can be earned from the loans justifies the attendant risks. The Board of Directors will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the party to whom the loan was made petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund could suffer a loss.

         When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

When Issued, Delayed Delivery Securities and Forward Commitments

         The Fund may enter into forward commitments for the purchase of securities. Such transactions may include purchases on a "when issued" or "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization of debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the Fund prior to the settlement date.

         The commitment for the purchase of a "when, as and if issued security" will not be recognized in the portfolio of the Fund until the Adviser determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. The Fund will also establish at that time a segregated account with Boston Safe in which it will maintain cash or liquid portfolio securities at least equal in value to the amount of its commitments.

Futures Contracts and Options on Futures

         The Fund has authorized the Adviser to enter into futures contracts that are traded on a U.S. exchange or board of trade, provided, however, that the Fund will not enter into futures contacts for which the aggregate initial margins and premiums would exceed 5% of the fair market value of the Fund's assets. Although the Fund has no current intention of using options on futures contracts, the Fund may at some future date authorize the Adviser to enter into options on futures contracts, subject to the limitations stated in the preceding sentence. These investments will be made by the Fund solely for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. Government securities. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission.

         A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

         No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of a futures contract, the portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the portfolio.

         As noted above, the Fund may authorize the Adviser to use such instruments depending upon market conditions prevailing at such time and the perceived investment needs of the Fund. However, in no event may the Fund enter into futures contracts or options on futures contracts if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures contracts and premiums paid for options would exceed 5% of the value of the Fund's total assets after taking into account unrealized profits and losses on any existing contracts. In the event the Fund enters into long futures contracts or purchases call options, an amount of cash, obligations of the U.S. Government and its agencies and instrumentalities or other high grade debt securities equal to the market value of the contract will be deposited and maintained in a segregated account with the Fund's custodian to collateralize the positions, thereby insuring that the use of the contract is unleveraged.

            The success of hedging depends on the Adviser's ability to predict movements in the prices of the hedged securities and market fluctuations. The Adviser may not be able to perfectly correlate changes in the market value of securities and the prices of the corresponding options or futures. The Adviser may have difficulty selling or buying futures contracts and options when it chooses and there may be certain restrictions on trading futures contracts and options. The Fund is not obligated to pursue any hedging strategy. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.


                                              INVESTMENT RESTRICTIONS

         The Fund's investment objective and the following investment restrictions are fundamental and may not be changed without the approval of a majority of the Fund's shareholders, defined as the lesser of (1) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares. Under these restrictions, the Fund may not:

                  1. Invest more than 25% of the value of its total assets in any particular industry (this restriction does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities);

                  2. Purchase securities on margin, but it may obtain short-term credits from banks as may be necessary for the clearance of purchase and sales of portfolio securities;

                  3. Make loans of its assets except for: (a) purchasing debt securities, (b) engaging in repurchase agreements as set forth in the Prospectus, and (c) lending its portfolio securities consistent with applicable regulatory requirements and as set forth in the Prospectus;

                  4. Borrow money except subject to the restrictions set forth in the Prospectus;

                  5. Mortgage, pledge or hypothecate any of its assets except that, in connection with permissible borrowings mentioned in restriction (4) above, not more than 20% of the assets of the Fund (not including amounts borrowed) may be used as collateral and that collateral arrangements with respect to the writing of options or any other hedging activity are not deemed to be pledges of assets and these arrangements are not deemed to be the issuance of a senior security as set forth below in restriction (11);

                  6. Except to the extent permitted by restriction (14) below, invest in any investment company affiliated with the Fund, Lehman Brothers or Gabelli & Company, invest more than 5% of its total assets in the securities of any one investment company, own more than 3% of the securities of any investment company or invest more than 10% of its total assets in the securities of all other investment companies;

                  7. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in disposing of a portfolio security;

                  8. Invest, in the aggregate, more than 10% of the value of its net assets in securities for which market quotations are not readily available, securities which are restricted for public sale, in repurchase agreements maturing or terminable in more than seven days and all other illiquid securities;

                  9. Purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests in oil, gas or other mineral exploration or development programs;

                  10. Purchase or acquire commodities or commodity contracts except that the Fund may purchase or sell futures contracts and related options thereon if thereafter no more than 5% of its total assets are invested in margin and premiums;

                  11. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with: (a) borrowing money in accordance with restriction (4) above, (b) lending portfolio securities, (c) entering into repurchase agreements, (d) purchasing or selling options contracts, (e) purchasing or selling futures contracts and related options thereon, or (f) acquiring when issued or delayed delivery securities and forward commitments;

                  12. Sell securities short, except transactions involving selling securities short "against the box";

                  13. Purchase warrants if, thereafter, more than 5% of the value of the Fund's net assets would consist of such warrants, but warrants attached to other securities or acquired in units by the Fund are not subject to this restriction; or

                  14. Invest in companies for the purpose of exercising control, except transactions involving investments in investment companies for the purpose of effecting mergers and other corporate reorganizations involving the Fund and such other investment companies.

         If any percentage limitation is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.



                                              DIRECTORS AND OFFICERS

         Under Maryland law, the Fund's Board of Directors is responsible for establishing the Fund's policies and for overseeing the management of the Fund. The Board also elects the Fund's officers who conduct the daily business of the Fund. The Directors and principal officers of the Fund, their ages, and their principal occupations for the past five years, are listed below. Unless otherwise specified, the address of each such person is One Corporate Center, Rye, New York 10580-1434. Directors deemed to be "interested persons" of the Fund for purposes of the 1940 Act are indicated by an asterisk.



        Name, Address, Age and
         Position(s) with Fund           Principal Occupations During Last Five Years

Mario J. Gabelli, CFA,* 56                  Chairman  of  the  Board,   Chief  Executive  Officer  and  Chief
Chairman, President and                  Investment  Officer of Gabelli Asset  Management  Inc.  (since 1999)
Chief Investment Officer                 and Gabelli Funds, Inc.;  Director or Trustee and Officer of various other mutual  funds  advised by Gabelli
                                         Funds,  LLC  and  it  affiliates;   and
                                         Chairman   of  the   Board   and  Chief
                                         Executive  Officer of Lynch Corporation
                                         (diversified      manufacturing     and
                                         communications  services company);  and
                                         Director  of  East/West  Communications
                                         Inc.

Bill Callaghan, 54                       President  of  Bill  Callaghan  Associates  Ltd.  (executive  search
Director                                 company);  Director of various other mutual funds advised by Gabelli
                                         Funds, LLC and its affiliates.

Felix J. Christiana, 73                     Formerly  Senior Vice  President of Dollar Dry Dock Savings Bank;
Director                                 Director  or  Trustee  of  various  other  mutual  funds  advised by
                                         Gabelli Funds, LLC and its affiliates.

Anthony J. Colavita, 64                  President  and  Attorney  at Law in  the  law  firm  of  Anthony  J.
Director                                 Colavita,  P.C.  since 1961;  Director  or Trustee of various  other mutual funds advised by Gabelli Funds, LLC and its affiliates.

Robert J. Morrissey, 58                  Partner in the law firm of Morrissey,  Hawkins & Lynch;  Director of
Director                                 one other mutual fund advised by Gabelli Funds, LLC

Karl Otto Pohl, * + 69                      Member of the  Shareholder  Committee of Sal  Oppenheim Jr. & Cie
Director                                 (private  investment bank); Board Member of Gabelli Asset Management
                                         Inc.  (investment  management),  Zurich
                                         Allied   (insurance),   and  TrizecHahn
                                         Corp.; former President of the Deutsche
                                         Bundesbank  and Chairman of its Central
                                         Bank Council  from 1980  through  1991;
                                         Director or Trustee of all other mutual
                                         funds advised by Gabelli Funds, LLC and
                                         its affiliates.

Anthony R. Pustorino, CPA, 73            Certified   Public   Accountant;   Professor  of  Accounting,   Pace
Director                                 University  since 1965.  Director or Trustee of various other mutual funds advised by Gabelli Funds, LLC and its affiliates.





        Name, Address, Age and
         Position(s) with Fund           Principal Occupations During Last Five Years

Bruce N. Alpert, 47                         Executive  Vice  President  and Chief  Operating  Officer  of the
Chief Operating Officer,                 Adviser;  Director and  President of Gabelli  Advisers,  Inc. and an
Vice President and Treasurer             officer  of  all  funds  advised  by  Gabelli  Funds,  LLC  and  its affiliates.

James E. McKee, 35                          Vice  President,  General  Counsel and  Secretary of the Adviser;
Secretary                                Vice President and General  Counsel of GAMCO  Investors,  Inc. since
                                         1993 and Gabelli Asset Management Inc. since 1999;  Secretary of all
                                         Funds  advised by Gabelli  Funds,  LLC and  Gabelli  Advisers,  Inc.
                                         since August 1995.

---------------------
+    Mr. Pohl is a director of the parent company of the Adviser.

         No director, officer or employee of Gabelli & Company or the Adviser or of any affiliate of Gabelli & Company or the Adviser will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its Directors who is not a director, officer or employee of the Adviser or any of their affiliates, $10,000 per annum plus $1,000 per meeting attended in person and reimburses each Director for related travel and out-of-pocket expenses. The Fund also pays each Director serving as Chairman of the Audit, Investment, Proxy or Nominating Committees $2,500 per annum. For the year ended December 31, 1998, such fees amounted to $95,000.

Mr. Morrissey (Chairman) and Mr. Callaghan are members of the Fund's Investment Committee. The Investment Committee reviews investment related matters as needed.

         Each Director serves as a director or trustee of certain other mutual funds for which Gabelli Funds, LLC serves as Adviser and Gabelli & Company serves as Distributor.

         The following table sets forth certain information regarding the compensation of the Fund's Directors and officers. Except as disclosed below, no executive officer or person affiliated with the Fund received compensation in excess of $60,000 from the Fund for the fiscal year ended December 31, 1998.


                                                Compensation Table


                                                                                       Total Compensation
                                          Aggregate Compensation from the              From the Fund and
Name of Person and Position                             Fund                             Fund Complex *
---------------------------                             ----                             -------------
Mario J. Gabelli                                   $       0                           $        0
Chairman of the Board

Bill Callaghan                                       $14,000                              $39,000 (3)
Director

Felix J. Christiana                                  $15,000                              $88,500 (10)
Director

Anthony J. Colavita                                  $16,500                              $81,500 (14)
Director

Robert J. Morrissey                                  $15,500                              $24,500 (3)
Director

Karl Otto Pohl                                       $14,000                             $102,466 (15)
Director

Anthony R. Pustorino                                 $20,000                             $100,500 (10)
Director

*    Represents  the total  compensation  paid to such persons during the fiscal year ending December 31, 1998 by investment  companies (including the Fund)
     from which such person receives compensation that are part of the same fund complex  as the Fund  because  they have  common or  affiliated  investment
     advisers.   The  number  in  parentheses  represents  the  number  of  such investment companies.




                                    CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

            As of April 1, 1999, the following persons owned of record or beneficially 5% or more of the Fund's outstanding Shares:

         Name and Address                                     % of Class                Nature of
                                                                                         Ownership

         Stephen Nordholdt, Trustee                           8.6%                      Beneficial
         ICMA Retirement Trust
         U/A DTD 12-31-83
         c/o Nancy Martin
         777 North Capital Street, N.E. Ste. 600
         Washington, DC 20002-4240

As of April 1, 1999, as a group the Directors and officers of the Fund owned less than 1% of the outstanding shares of common stock of the Fund.

                                      INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

         The Adviser is a New York limited liability company with principal offices located at One Corporate Center, Rye, New York 10580-1434. The Adviser also serves as investment adviser to three closed-end investment companies and twelve open-end investment companies. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a controlling person of the Adviser on the basis of his controlling interest of the parent company of the Adviser. GAMCO Investors, Inc. ("GAMCO"), an affiliate of the Adviser, acts as investment adviser for individuals, pension trusts, profit-sharing trusts and endowments, and had aggregate assets in excess of $8.0 billion under its management as of December 31, 1998.

         The Adviser and its affiliates act as investment advisers to other clients that may invest in the same securities. As a result, clients of the Adviser and its affiliates hold substantial positions in the same issuers of securities. If a substantial position in an issuer is held, liquidity and concentration considerations may limit the ability of the Adviser to add to the position on behalf of the Fund or other clients or to readily dispose of the position. Although the availability at acceptable prices of such securities may from time to time be limited, it is the policy of the Adviser and its affiliates to allocate purchases and sales of such securities in a manner believed by the Adviser to be equitable to all clients, including the Fund. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

         The Adviser currently serves as investment adviser to the Fund pursuant to an investment advisory agreement dated March 1, 1994 (the "Advisory Agreement"), which was most recently approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund, at a Board Meeting held on February 17, 1999. Pursuant to the Advisory Agreement, the Fund employs the Adviser to act as its investment adviser and to oversee the administration of all aspects of the Fund's business affairs and to provide, or arrange for others whom it believes to be competent to provide certain services. The Adviser generally is responsible for the investment and management of the Fund's assets, subject to and in accordance with the Fund's investment objective, policies, and restrictions as stated in the Prospectus and herein. In discharging its responsibility, the Adviser determines and monitors the investments of the Fund. In addition, the Adviser has full authority to implement its determinations by selecting and placing individual transactions on behalf of the Fund.

         Under the Advisory Agreement, the Adviser also provides or arranges for the following services: (i) maintains the Fund's books and records, such as journals, ledger accounts and other records in accordance with applicable laws and regulations to the extent not maintained by the Fund's custodian, transfer agent or dividend disbursing agent; (ii) transmitting purchase and redemption orders for Fund shares to the extent not transmitted by the Fund's distributor or others who purchase and redeem shares; (iii) initiating all money transfers to the Fund's custodian and from the Fund's custodian for the payment of the Fund's expenses, investments, dividends and share redemptions; (iv) reconciling account information and balances among the Fund's custodian, transfer agent, distributor, dividend disbursing agent and the Adviser; (v) providing the Fund, upon request, with such office space and facilities, utilities and office equipment as are adequate for the Fund's needs; (vi) preparing, but not paying for, all reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Fund's shares under federal and state law including periodic updating of the Fund's registration statement and Prospectus (including its SAI); (vii) supervising the calculation of the net asset value of the Fund's shares; and (viii) preparing notices and agendas for meetings of the Fund's shareholders and the Fund's Board of Directors as well as minutes of such meetings in all matters required by applicable law to be acted upon by the Board of Directors.

         The Advisory Agreement provides that, absent willful misfeasance, bad faith, gross negligence or reckless disregard of duty, the Adviser shall not be liable to the Fund for any error of judgment or mistake of law or for any loss sustained by the Fund. The Fund has agreed by the terms of the Advisory
Agreement that the word "Gabelli" in its name is derived from the name of the Adviser that in turn is derived from the name of Mario J. Gabelli; that the name is the property of the Adviser for copyright and other purposes; and that, therefore, the name may freely be used by the Adviser for other investment companies, entities or products. The Fund has further agreed that in the event that for any reason, the Adviser ceases to be its investment adviser, the Fund will, unless the Adviser otherwise consents in writing, promptly take all steps necessary to change its name to one which does not include "Gabelli."

         The Advisory Agreement is terminable without penalty by the Fund on 60 days' written notice when authorized either by majority vote of its outstanding voting shares or by vote of a majority of its Board of Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its "assignment" as defined by the 1940 Act. The Advisory Agreement provides that, unless terminated, it will remain in effect from year to year as long as such continuance is annually approved by the Board of Directors or by majority vote of its outstanding voting shares and, in either case, by a majority vote of the Directors who are not parties to the Advisory Agreement or "interested persons," as defined by the 1940 Act, of any such party cast in person at a meeting called specially for the purpose of voting on the continuance of the Advisory Agreement.

         As compensation for its services and the related expenses borne by the Adviser, the Adviser is paid a fee computed and payable monthly, equal, on an annual basis, to 1.00% of the value of the Fund's average daily net assets, which is higher than that paid by most mutual funds. For the fiscal years ended December 31, 1996, December 31, 1997 and December 31, 1998, the Fund paid investment advisory fees to the Adviser amounting to $4,983,647, $5,036,742 and $7,237,856, respectively.

Sub-Administrator

         First Data Investor Services Group, Inc. (the "Sub-Administrator"), a subsidiary of First Data Corporation, serves as Sub-Administrator to the Fund pursuant to a Sub-Administration Agreement with the Adviser (the "Sub-Administration Agreement"). Under the Sub-Administration Agreement, the Sub-Administrator (a) assists in supervising all aspects of the Fund's operations except those performed by the Adviser under its advisory agreement with the Fund; (b) supplies the Fund with office facilities (which may be in the Sub-Administrator's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of the net asset value of shares in the Fund, internal auditing and legal services, internal executive and administrative services, and stationery and office supplies; (c) prepares and distributes materials for all Fund Board of Directors' Meetings including the mailing of all Board materials and collates the same materials into the Board books and assists in the drafting of minutes of the Board Meetings; (d) prepares reports to Fund shareholders, tax returns and reports to and filings with the SEC and state "Blue Sky" authorities; (e) calculates the Fund's net asset value per share, provides any equipment or services necessary for the purpose of pricing shares or valuing the Fund's investment portfolio and, when requested, calculates the amounts permitted for the payment of distribution expenses under any distribution plan adopted by the Fund; (f) provides compliance testing of all Fund activities against applicable requirements of the 1940 Act and the rules thereunder, the Internal Revenue Code of 1986, as amended (the "Code"), and the Fund's investment restrictions; (g) furnishes to the Adviser such statistical and other factual information and information regarding economic factors and trends as the Adviser from time to time may require; and (h) generally provides all administrative services that may be required for the ongoing operation of the Fund in a manner consistent with the requirements of the 1940 Act.

         For the services it provides, the Advisor pays the Sub-Administrator an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Adviser as follows: up to $1 billion - 0.10%; $1 billion to $1.5 billion - 0.08%; $1.5 billion to $3 billion
- 0.03%; over $3 billion - 0.02%.

Distributor

         The Fund has entered into a distribution agreement with Gabelli & Company, Inc. the Fund's Distributor, and may enter into substantially identical arrangements with other firms. Gabelli & Company, a New York corporation which is a majority owned subsidiary of the Adviser, has its principal offices at One Corporate Center, Rye, New York 10580. Gabelli & Company continuously solicits offers for the purchase of shares of the Fund on a best efforts basis. Expenses normally attributable to the sale of Fund shares which are not paid by the Fund (see "Management of the Fund" and "Purchase of Share - Distribution Plan" in the Prospectus) are paid by Gabelli & Company. Gabelli & Company may enter into selling agreements with registered broker-dealers ("Soliciting Broker-Dealers") pursuant to which Gabelli & Company may reallow the sales charge to Soliciting Broker-Dealers in accordance with the schedule set forth in the Prospectus under "Purchase of Shares."

         For the fiscal years ended December 31, 1996, December 31, 1997, and December 31, 1998, commissions (sales charges) on sales of the Fund's shares received by Gabelli & Company were $227,803, $303,952 and $483,819, respectively.

Counsel

Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019, serves as the Fund's legal counsel.

Independent Accountants

         The financial statements included in the SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in auditing and accounting. PricewaterhouseCoopers LLP serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

Custodian, Transfer Agent and Dividend Disbursing Agent

         Boston Safe, an indirect wholly owned subsidiary of Mellon Bank Corporation, is located at One Boston Place, Boston, Massachusetts 02108, and acts as custodian of the Fund's cash and securities. Boston Financial Data Services, Inc. ("BFDS"), an affiliate of State Street Bank and Trust Company ("State Street"), is located at the BFDS Building, Two Heritage Drive, Quincy, Massachusetts 02171 and acts as the Fund's transfer agent and dividend disbursing agent. Neither Boston Safe, BFDS nor State Street assists in or is responsible for investment decisions involving assets of the Fund.

                                                 DISTRIBUTION PLAN

         The Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund will make monthly payments to registered broker-dealers, including Gabelli & Company, who have entered into an agreement with the Fund (each, a "Designated Dealer") for activities intended to result in the distribution of Fund shares as described below.

         Payments under the Plan are not tied exclusively to the distribution expenses actually incurred by Designated Dealers and such payments may exceed their distribution expenses. Expenses incurred in connection with the offering and sale of shares may include, but are not limited to, payments to the Designated Dealer's (or its affiliates') sales personnel for selling shares of the Fund; costs of printing and distributing the Fund's Prospectus, SAI and sales literature; an allocation of overhead and other Designated Dealer branch office distribution-related expenses; payments to and expenses of persons who provide support services in connection with the distribution of shares of the Fund; and financing costs on the amount of the foregoing expenses.

         The Board of Directors will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in doing so will consider all relevant factors, including expenses borne by Designated Dealers in the current year and in prior years and amounts received under the Plan.

            Under                                                          its
terms, the Plan remains in effect so long as its continuance is specifically approved at least annually by vote of the Fund's Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Fund ("Independent Directors"). The Plan may not be amended to increase materially the amount to be spent for the services provided by the Designated Dealers thereunder without shareholder approval, and all material amendments of the Plan must also be approved by the Directors in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Under the Plan, Designated Dealers will provide the Directors periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended December 31, 1998, the Fund made aggregate distribution payments of approximately $1,814,756 to Designated Dealers pursuant to the Plan. Such payments funded expenditures of approximately $350,356 for support services, $174,100 to sales personnel of Designated Dealers, $21,200 for advertising expenses and $104,700 for printing and mailing expenses and also payments of $1,164,400 to selected dealers.


                                       PORTFOLIO TRANSACTIONS AND BROKERAGE

         Under the Advisory Agreement, the Adviser is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable at reasonable expense ("best execution"). The Adviser is permitted to
(1) direct Fund portfolio brokerage to Gabelli & Company, a broker-dealer affiliate of the Adviser; (2) pay commissions to brokers other than Gabelli & Company which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or other advisory accounts under the management of the Adviser and any investment adviser affiliated with it; and (3) consider the sales of shares of the Fund by brokers other than Gabelli & Company as a factor in its selection of brokers for Fund portfolio transactions.

         Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which may vary among different brokers. Transactions in securities other than those for which a securities exchange is the principal market are generally executed through the principal market maker. However, such transactions may be effected through a brokerage firm and a commission paid whenever it appears that the broker can obtain a more favorable overall price. In general, there may be no stated commission in the case of securities traded on the over-the-counter markets, but the prices of those securities may include undisclosed commissions or markups. Option transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as a concession or discount.

         The Adviser and its affiliates currently serve as investment adviser to a number of investment companies and private account clients and may in the future act as advisers to others. It is the policy of the Adviser and its affiliates to allocate investments suitable and appropriate for each such client in a manner believed by the Adviser to be equitable to each client. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

         The following table sets forth certain information regarding the Fund's payment of brokerage commissions to Gabelli & Company and Keeley Investment Corp. ("Keeley"). A significant shareholder of Keeley is a director of a company that is an affiliate of the Adviser.

                                                                              Fiscal Year Ended
                                                                                December 31,      Commissions Paid

Total Brokerage Commissions                                                         1996               $ 418,636
                                                                                   1997 $611,283
                                                                                   1998 $721,108

Commissions paid to Gabelli & Company                                               1996               $ 110,275
                                                                                   1997 $226,899
                                                                                   1998 $381,995

Commissions paid to Keeley Investment Corp.                                         1996              $    5,110
                                                                                   1997 $                  900
                                                                                   1998 $   9,755

% of Total Brokerage Commissions paid to Gabelli & Company                          1998              52.97%






                                                                              Fiscal Year Ended
                                                                                December 31,      Commissions Paid

% of Total Brokerage Commissions paid to Keeley Investment Corp.                    1998                   1.35%

% of Total Transactions involving Commissions paid to                               1998                  49.25%
Gabelli & Company

% of Total Transactions involving Commissions paid to                               1998                   0.48%
Keeley Investment Corp.

         The policy of the Fund regarding purchases and sales of securities and options for its portfolio is that primary consideration will be given to obtaining best execution. The Adviser may also give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended. In doing so, the Fund may also pay higher commission rates than the lowest available to obtain brokerage and research services provided by the broker effecting the transaction for the Fund and for other advisory accounts over which the Adviser or its affiliates exercise investment discretion. These services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of portfolio securities. Since it is not feasible to do so, the Adviser does not attempt to place a specific dollar value on such services or the portion of the commission which reflects the amount paid for such services but must be prepared to demonstrate a good faith basis for its determination.

         Investment research obtained by allocations of Fund brokerage is used to augment the scope and supplement the internal research and investment strategy capabilities of the Adviser but does not reduce the overall expenses of the Adviser to any material extent. Such investment research may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic or institutional activity areas. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser and its advisory affiliates in carrying out their responsibilities with respect to all of their accounts over which they exercise investment discretion. Such investment information may be useful only to one or more of the other accounts of the Adviser and its advisory affiliates, and research information received for the commissions of those particular accounts may be useful both to the Fund and one or more of such other accounts.

         Neither the Fund nor the Adviser has any agreement or legally binding understanding with any broker regarding any specific amount of brokerage commissions which will be paid in recognition of such services. However, in determining the amount of portfolio commissions directed to such brokers, the Adviser does consider the level of services provided and, based on such determinations, has allocated brokerage commissions of $721,108 on portfolio transactions in the principal amounts of $506,087,023 during 1998.

         The Adviser may also place orders for the purchase or sale of portfolio securities with Gabelli & Company or other affiliates of the Adviser, when it appears that Gabelli & Company can obtain a price and execution which is at least as favorable as that obtainable by other qualified brokers. As required by Rule 17e-1 under the 1940 Act, the Board of Directors has adopted "Procedures" that provide that the commissions paid to Gabelli & Company or affiliated brokers on stock exchange transactions must be consistent with those charged by such firms in similar transactions to unaffiliated clients that are comparable to the Fund. Rule 17e-1 under the 1940 Act and the Procedures contain requirements that the Board, including those directors who are not "interested persons" of the Fund, conduct periodic compliance reviews of such brokerage allocations and the Procedures to determine their continuing appropriateness. The Adviser is also required to furnish reports and maintain records in connection with the reviews.

         To obtain the best execution of portfolio trades on The New York Stock Exchange, Inc. ("NYSE"), Gabelli & Company controls and monitors the execution of such transactions on the floor of the NYSE through independent "floor brokers" or the Designated Order Turnaround System of the NYSE. These transactions are then cleared, confirmed to the Fund for the account of Gabelli & Company, and settled directly with the custodian of the Fund by a clearing house member firm which remits the commission less its clearing charges to Gabelli & Company. Pursuant to an agreement with the Fund, Gabelli & Company pays all charges incurred for these services and reports at least quarterly to the Board of Directors the amount of the expenses and commissions for its brokerage services, which is subject to review and approval of the Board of Directors including those directors who are not "interested persons" of the Fund. Gabelli & Company may also effect Fund portfolio transactions in the same manner and pursuant to the same arrangements on other national securities exchanges that adopt direct access rules similar to those of the NYSE. In addition, Gabelli & Company may directly execute transactions for the Fund on the floor of any exchange, provided: (i) the Board of Directors has expressly authorized Gabelli & Company to effect such transactions; and (ii) Gabelli & Company annually advises the Fund of the aggregate compensation it earned on such transactions.


                                                PURCHASE OF SHARES

                  Payment for shares purchased through a brokerage firm is generally due on the third business day after purchases are effected (each such day being a "Settlement Date"). When payment is made to a brokerage firm before a Settlement Date, unless otherwise directed by the investor, the monies may be held as a free credit balance in the investor's brokerage account and the brokerage firm may benefit from the temporary use of these monies. The investor may designate another use for the monies prior to the Settlement Date, such as investment in a money market fund. If the investor instructs a brokerage firm to invest the monies in a money market fund, the amount of the investment will be included as part of the average daily net assets of both the Fund and the money market fund, and any affiliates of Gabelli & Company which serve the funds in an investment advisory, administrative or other capacity will benefit from the fact that they are receiving fees from both investment companies computed on the basis of their average daily net assets. The Board of Directors of the Fund is advised of the benefits to Gabelli & Company resulting from three-day settlement procedures and will take such benefits into consideration when reviewing the distribution agreement for continuance.

 .........Gabelli  & Company  imposes no  restrictions  on the transfer of shares held by it for clients in "street name" in either certificate or uncertificated form. The Fund has agreed to indemnify Gabelli & Company against certain liabilities, including liabilities arising under the 1933 Act.



                                                 RETIREMENT PLANS

         Under the Code, individuals may make wholly or partly tax-deductible IRA contributions of up to $2,000 annually, depending on whether they are active participants in an employer-sponsored retirement plan and on their income level. However, dividends and distributions held in the account are not taxed until withdrawn in accordance with the provisions of the Code. An individual with a non-working spouse may establish a separate IRA for the spouse under the same conditions and contribute a combined maximum of $4,000 annually to both IRAs provided that no more than $2,000 may be contributed to the IRA of either spouse.

         Investors may be eligible to make contributions to a new type of individual retirement account (a "Roth IRA"). An investor can open a Roth IRA if he or she meets certain income limits specified in the Code. Any contributions made by an investor to a Roth IRA are nondeductible for U.S. Federal income tax purposes. Distributions from a Roth IRA are not included in the investor's gross income and are not subject to a 10% penalty for early withdrawal if the distributions are made after the end of the five-year period beginning with the first tax year in which the investor made a contribution to the Roth IRA and the distributions meet other criteria set forth in the Code. The maximum annual aggregate contribution that can be made to IRAs and Roth IRAs is $2,000. In addition, certain low and middle-income investors may open an education individual retirement account (an "Education IRA"). Eligible individuals are permitted to contribute up to $500 per year per beneficiary under 18 years old to an Education IRA. The minimum initial investment for an Education IRA through the Fund is $250. A distribution from an Education IRA is generally excludable from gross income to the extent that such distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year in which the distribution is made.

         Investors should be aware that they may be subject to penalties or additional tax on contributions to or withdrawals from IRAs or other retirement plans which are not permitted by the applicable provisions of the Code. Persons desiring information concerning investments through IRAs or other retirement plans should write or telephone their brokerage firm or Gabelli & Company.


                                               REDEMPTION OF SHARES

         Redemption requests received after the close of trading on the NYSE will be effected at the net asset value per share as next determined. The Fund normally transmits redemption proceeds with respect to redemption requests made through a brokerage firm for credit to the shareholder's account at no charge within seven days after receipt of a redemption request or by check directly to the shareholder. Generally, these funds will not be invested for the shareholder's benefit without specific instruction, and the brokerage firm will benefit from the use of temporarily uninvested funds. Redemption proceeds with respect to redemption requests made through Gabelli & Company normally will be transmitted by the Fund's transfer agent to the shareholder by check within seven days after receipt of a redemption request or to a shareholder's brokerage account maintained by Gabelli & Company. A shareholder who anticipates the need for more immediate access to his or her investment should purchase shares with federal funds, bank wire or by a certified or cashier's check.

         Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected at the discretion of the Board of Directors of the Fund and taken at their value used in determining the Fund's net asset value per share as described below under "Computation of Net Asset Value"), partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Directors believes that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund will not distribute in-kind portfolio securities that are not readily marketable. The Fund has filed a formal election with the SEC pursuant to which the Fund will only effect a redemption in portfolio securities where the particular shareholder of record is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90 day period. In the opinion of the Fund's management, however, the amount of a redemption request would have to be significantly greater than $250,000 or 1% of total net assets before a redemption wholly or partly in portfolio securities was made.

         Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the net asset value of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for the loss, and the Fund, to the extent permissible by law, may reimburse itself or Gabelli & Company for the loss by automatically redeeming shares from any account registered at any time in that shareholder's name, or by seeking other redress. In the event shares held in the account of the shareholder are not sufficient to cover such loss, Gabelli & Company will promptly reimburse the Fund for the amount of such unrecovered loss.


                                          COMPUTATION OF NET ASSET VALUE

For purposes of determining the Fund's net asset value per share, readily marketable portfolio securities listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the average of the closing bid and asked prices on such day. If no asked prices are quoted on such day, then the security is valued at the closing bid price on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value, although the actual calculation may be done by others. Options are priced at 4:15 p.m. and are generally valued at the last sale price or, in the absence of a last sale price, the last offer price. Readily marketable securities not listed on the NYSE but listed on other national securities exchanges or admitted to trading on the Nasdaq National List are valued in like manner. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter but excluding securities admitted to trading on the Nasdaq National List, are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or such other comparable sources as the Board of Directors deems appropriate to reflect their fair value. If no asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value.

         Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market as determined by the Adviser. Securities traded primarily on foreign exchanges are valued at the closing price on such foreign exchange immediately prior to the close of the NYSE.

         United States Government obligations and other debt instruments having 60 days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors designed to reflect in good faith the fair value of such securities.


                                        DIVIDENDS, DISTRIBUTIONS AND TAXES

General

         Dividends and distributions will be automatically reinvested for each shareholder's account at net asset value in additional shares of the Fund, unless the shareholder instructs the Fund to pay all dividends and distributions in cash and to credit the amounts to his or her brokerage account or to pay the amounts by check. Fractional shares may be paid in cash. Dividends from net investment income, if any, and distributions of any net realized capital gains earned by the Fund will be paid annually.

         Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year, at least the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year or, upon election, during the calendar year and (3) all ordinary income and net capital gains for previous years that were not previously distributed. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record as of a specified date in such a month and actually paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be paid and received on December 31 of the year the distributions are declared.

         Gains or losses on the sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses.

         The Fund has qualified and intends to continue to qualify as a "Regulated Investment Company" under Subchapter M of the Code. If so qualified, the Fund will not be subject to federal income tax on its net investment income and net short-term and long-term capital gains, if any, realized during any taxable year in which it distributes such income and capital gains to its shareholders. Although the Fund is non-diversified for purposes of the 1940 Act, the Fund nevertheless is subject to diversification requirements under Subchapter M. In general, the Code requires the Fund to diversify its holdings so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets consist of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of each issuer, and (2) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities or the securities of other regulated investment companies).

         If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends shall be included in the Fund's gross income as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

         The Fund's short sales against the box and transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes described above. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales against the box or acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Foreign Withholding Taxes

         Income received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. Because the Fund will not have more than 50% of its total assets invested in securities of foreign governments or corporations, the Fund will not be entitled to "pass-through" to shareholders the amount of foreign taxes paid by the Fund.

Passive Foreign Investment Companies

         If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the passive foreign investment companies in which it invests, which may be difficult or not possible to obtain.

         Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, the Fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC company stock. The Fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Distributions

         Distributions of investment company taxable income (which includes interest and dividends and the excess of net short-term capital gains over long-term capital losses, but not the excess of net long-term capital gains over net short-term capital losses) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund will qualify for the 70% deduction generally available for dividends received by corporations to the extent the Fund's income consists of qualified dividends received from U.S. corporations. Distributions of net capital gains (which consists of the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a basis in such shares of the Fund equal to the fair market value of such shares on the distribution date.

         The price of shares purchased just prior to a distribution by the Fund may reflect the amount of the forthcoming distribution. Those purchasing at that time will receive a distribution that represents a return of investment, but that will nevertheless be taxable to them.

Sales of Shares

         Upon a sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. The gain or loss will be treated as a long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares. However, capital losses are deductible only against capital gains plus, for individuals, up to $3,000 of ordinary income.

Backup Withholding

         The Fund may be required to withhold federal income tax at the rate of 31% with respect to (1) taxable dividends and distributions and (2) proceeds of any redemptions of Fund shares if a shareholder fails to provide the Fund with his or her correct taxpayer identification number or to make required certifications, or who has been notified by the Internal Revenue Service that he or she is subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's federal income tax liability.

         Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state, local or foreign taxes.


                                       CALCULATION OF INVESTMENT PERFORMANCE

         From time to time, the Fund may quote its performance in advertisements or in reports and other communications to shareholders.

Average Annual Total Return

The Fund may advertise its "average annual total return" over various periods of time. Total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for the recent one-, five- and ten-year periods, or for the life of the Fund to the extent it has not been in existence for any such periods, and may be given for other periods as well, such as on a year-by-year basis. When considering "average" total return figures for periods longer than one year, it is important to note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. The Fund's "average annual total return" figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows: P(1+T)n = ERV

         Where:     P          =    a hypothetical initial payment of $1,000.
                    T          =    average annual total return.
                    n          =    number of years.
                    ERV             = Ending  Redeemable Value of a hypothetical
                                    $1,000 investment made at the beginning of a
                                    1-, 5- or 10-year period at the end of a 1-,
                                    5- or 10-year period (or fractional  portion
                                    thereof),   assuming   reinvestment  of  all
                                    dividends and distributions.

                  The following average annual total return figures for the Fund's Class A shares, calculated in accordance with the above formula, assume that the maximum 5.5% sales load has been deducted from the hypothetical $1,000 initial investment at the time of purchase.


         16.5% for the one year period from January 1, 1998 through December 31, 1998

         18.1% for the five year period from January 1, 1994 through December 31, 1998

         16.2% for the period from the Fund's inception on September 29, 1989 through December 31, 1998

Aggregate Total Return

         The Fund may also use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Fund for the specific period (again reflecting changes in Fund share prices and assuming reinvestment of dividends and distributions). Aggregate total return may be calculated either with or without the effect of the maximum 5.5% sales load and may be shown by means of schedules, charts, or graphs, and may indicate subtotals of the various components of total return (that is, change in value of initial investment, income dividends, and capital gains distributions). The Fund's aggregate total return figures represent the cumulative change in the value of an investment in the Fund for the specified period and are computed according to the following formula:

                 AGGREGATE TOTAL RETURN           =    ERV-P
                                                         P

         Where:         P    =      a hypothetical initial payment of $10,000.
                      ERV           = Ending  Redeemable Value of a hypothetical
                                    $10,000  investment made at the beginning of
                                    a 1-, 5-, or 10-year  period (or  fractional
                                    portion  thereof)  at the end of the 1-, 5-,
                                    or  10-year  period (or  fractional  portion
                                    thereof),   assuming   reinvestment  of  all
                                    dividends and distributions.

         The Fund's aggregate total return for Class A shares was as follows for the periods indicated:

         23.2% for the one year fiscal period from January 1, 1998 through December 31, 1998

         143.2% for the five year period from January 1, 1994 through December 31, 1998

         325.0% for the period from the Fund's inception on September 29, 1989 through December 31, 1998

         The above aggregate total return figures do not assume that the maximum 5.5% sales load has been deducted from the investment at the time of purchase. If the maximum sales charge had been deducted at the time of purchase, the Class A shares' aggregate total returns for the same periods would have been 16.5%, 129.9% and 301.6%, respectively.

         The Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because the performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

         In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Incorporated, Morningstar, Inc. or similar independent services that monitor the performance of mutual funds or other industry or financial publications. It is important to note that the total return figures are based on historical earnings and are not intended to indicate future performance. Shareholders may make inquiries regarding the Fund's total return figures to Gabelli and Company.

         In its reports, investor communications or advertisements, the Fund may also include: (i) descriptions and updates concerning its strategies and portfolio investments; (ii) its goals, risk factors and expenses compared with other mutual funds; (iii) analysis of its investments by industry, country, credit quality and other characteristics; (iv) a discussion of the risk/return continuum relating to different investments; (v) the potential impact of adding foreign stocks to a domestic portfolio; (vi) the general biography or work experience of the portfolio manager of the Fund; (vii) portfolio manager commentary or market updates; (viii) discussion of macroeconomic factors affecting the Fund and its investments; and (ix) other information of interest to investors.


                                         DESCRIPTION OF THE FUND'S SHARES

Voting Rights

As a Maryland corporation, the Fund is not required, and does not intend, to hold regular annual shareholder meetings. It will hold an annual meeting if Directors are required to be elected under the 1940 Act and may hold special meetings for the consideration of proposals requiring shareholder approval such as changing fundamental policies. A meeting will be called to consider replacing the Fund's Directors upon the written request of the holders of 10% of the Fund's shares. When matters are submitted for shareholder vote, each shareholder will have one vote for each full share owned and proportionate, fractional votes for fractional shares held, except as described below with respect to class voting in certain circumstances. All shareholders of the Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. The Board of Directors has authority, without a vote of shareholders, to increase the number of shares the Fund is authorized to issue and to authorize and issue additional classes of stock by reclassifying unissued shares. There are no conversion or preemptive rights in connection with any shares of the Fund, with the exception that Class B shares will automatically convert into Class A shares approximately eighty-four months after purchase. All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable. Liabilities; Separate Classes of Shares

         The Fund's Articles of Incorporation provides that to the fullest extent that limitations on the liability of Directors and officers are permitted by the Maryland General Corporation Law, the 1933 Act and the 1940 Act, Directors and officers shall be indemnified by the Fund against judgments, penalties, fines, excise taxes, settlements and reasonable expenses actually incurred in connection with any action, suit or other proceeding. To the fullest extent permitted by Maryland General Corporation Law, as amended from time to time, the Fund's Articles of Incorporation also provide that no Director or officer of the Fund shall be personally liable to the Fund or its shareholders for money damages, except to the extent such exemption from liability or limitation thereof is not permitted by the 1940 Act. Nothing in the Articles of Incorporation protects a Director against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty involved in the conduct of his office.

         Shareholders are entitled to one vote for each full share held and fractional votes for fractional votes held. Shareholders will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.

         The Adviser's investment personnel may invest in securities for their own account pursuant to a Code of Ethics that establishes procedures for personal investing and restricts certain transactions.

                                               FINANCIAL STATEMENTS

                                                    APPENDIX A

                                       DESCRIPTION OF CORPORATE BOND RATINGS
                                          MOODY'S INVESTORS SERVICE, INC.

         Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Unrated: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately based, in which case the rating is not published in Moody's Investors Service, Inc.'s publications.

         Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1, and B-1.

                                         STANDARD & POOR'S RATINGS SERVICE

AAA: Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

         A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

         BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

         BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.

         C1: The rating C1 is reserved for income bonds on which no interest is being paid.

D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                                            THE GABELLI VALUE FUND INC.
                                                      Part C
                                                 OTHER INFORMATION
                  Item 23.

                  Exhibits

                  All references are to the Registrant's registration statement on Form N-1A as filed with the Securities and Exchange Commission ("SEC") on July 24, 1989, File Nos. 33-30139 and 811-5848 (the "Registration Statement").

(a) Articles of Incorporation dated July 20, 1989 are incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement as filed with the SEC on April 30, 1997 (Accession No. 0000927405-97-000148) ("Post-Effective Amendment No. 11").

Articles Supplementary dated September 27, 1989 are incorporated by reference to Post-Effective Amendment No. 11.

   Articles of Amendment dated April 20, 1999 are filed herewith

Articles Supplementary dated April 20, 1999     is filed herewith     .

(b) Registrant's Bylaws dated September 18, 1989 are incorporated by reference to Post-Effective Amendment No. 11.

(b) Not Applicable.

(d) Investment Advisory Agreement with Gabelli Funds, Inc. dated March 1, 1994 is incorporated by reference to Post-Effective Amendment No. 11.

(e) Subscription Agreement is incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement as filed with the SEC on September 20, 1989.

Distribution Agreement with Gabelli & Company, Inc. dated July 30, 1993 is incorporated by reference to Post-Effective Amendment No. 11.

Designated Dealer Agreement with Gabelli & Company, Inc. dated September 18, 1989 is incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement as filed with the SEC on May 1, 1995 (Accession No. 0000927405-95-000020).

   Amended and Restated Distribution Agreement with Gabelli & Company Inc. dated
February 17, 1999 is filed herewith     .

(f) Not Applicable.

(g) Custody Agreement with Boston Safe Deposit and Trust Company dated September 19, 1989 is incorporated by reference to Post-Effective Amendment No. 11.

Form of First Amendment to the Custody Agreement with Boston Safe Deposit and Trust Company is incorporated by reference to Post-Effective Amendment No. 12.

(h) Transfer Agency and Service Agreement with State Street Bank and Trust Company dated November 17, 1993 is incorporated by reference to Post-Effective Amendment No. 11.

Sub-Administration Agreement with The Shareholder Services Group, Inc. (now known as First Data Investor Services Group, Inc.) dated May 1, 1995 is incorporated by reference to Post-Effective Amendment No. 11.

(i)    Opinions of Counsels are filed herein

       Consent of Counsel     is filed herewith     .

(j) Consent of Independent Accountants     is filed herewith     .

Powers of Attorney for Mario J. Gabelli,  Bill Callaghan,  Felix J.  Christiana,
Anthony J. Colavita, Robert J. Morrissey, Karl Otto Pohl and Anthony R. Pustorino are incorporated by reference to Post-Effective Amendment No. 11.

Certified Resolution of Board authorizing signature on behalf of Registrant pursuant to Power of Attorney is incorporated by reference to Post-Effective Amendment No. 12.

(k) Not Applicable.

(l) Purchase Agreement relating to Class B Series Shares and Class C Series Shares is filed herewith
                               .

(m) Distribution Plan dated September 19, 1989 pursuant to Rule 12b-1 is incorporated by reference to Post-Effective Amendment No. 11.

Amended and Restated Plan of Distribution pursuant to Rule 12b-1 relating to Class A Series Shares is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement as filed with the SEC on March 1, 1999 (Accession No. 0000927405-99-00077) ("Post-Effective Amendment No. 13")
    .

Plan of Distribution pursuant to Rule 12b-1 relating to Class B Series Shares is
    incorporated by reference to Post-Effective Amendment No. 13     .

Plan of Distribution pursuant to Rule 12b-1 relating to Class C Series Shares is
    incorporated by reference to Post-Effective Amendment No. 13     .

(n) Financial Data Schedule is filed herewith.

(o)  Rule  18f-3   Multi-Class   Plan  is        incorporated  by  reference  to
Post-Effective Amendment No. 13     .

Item 24. Persons Controlled by or Under Common Control with Registrant.

                           None

Item 25.          Indemnification

The response to this Item 25 is incorporated by reference to Pre-Effective Amendment No. 2.

Item 26.          Business and Other Connections of Investment Adviser

                  Gabelli Funds, LLC (the "Adviser") is a registered investment adviser providing investment management and administrative services to the Registrant. The Adviser also provides similar services to other mutual funds.

                  The information required by this Item 26 with respect to any other business, profession, vocation or employment of a substantial nature engaged in by directors and officers of the Adviser during the past two years is incorporated by reference to Form ADV filed by the Adviser pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-37706).

Item 27.          Principal Underwriter

                  Gabelli & Company Inc. currently acts as distributor for The Gabelli Asset Fund, The Gabelli Growth Fund, The Gabelli Global Convertible Securities Fund, The Gabelli Equity Trust Inc., The Gabelli Global Multimedia Trust Inc., The Gabelli Convertible Securities Fund Inc., The Gabelli Small Cap Growth Fund, The Gabelli Global Opportunity Fund, The Gabelli Equity Income Fund, The Gabelli Gold Fund, The Gabelli U.S. Treasury Money Market Fund, The Gabelli ABC Fund, The Gabelli Value Fund Inc., The Gabelli Global Interactive Couch Potato (R) Fund, The Gabelli International Growth Fund, Gabelli Capital Asset Fund, The Gabelli Global Telecommunications Fund, The Treasurer's Fund, Inc. and the Gabelli Westwood Funds.

                  The information required by this Item 27 with respect to each director, officer or partner of Gabelli & Company, Inc. is incorporated by reference to Schedule A of Form BD filed by Gabelli & Company, Inc. pursuant to the Securities Exchange Act of 1934, as amended (SEC File No.
                   8-21373).

Item 28.          Location of Accounts and Records

                  All accounts, books and other documents required by Section 31(a) of the 1940 Act and Rules 31a-1 through 31a-3 thereunder are maintained at the offices of Gabelli Funds, Inc., One Corporate Center, Rye, New York; First Data Investor Services Group, Inc. 101 Federal Street, Boston, Massachusetts 02110; Boston Safe Deposit and Trust Company, One Boston Place, Boston, Massachusetts; State Street Bank and Trust Company c/o Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, Massachusetts.

Item 29.          Management Services

                  Not Applicable.

Item 30.          Undertakings

                  Not Applicable.

                                                    SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, THE GABELLI VALUE FUND INC., certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rye and State of New York, on the 30th day of April, 1999.

                           THE GABELLI VALUE FUND INC.

                       By:      Mario J. Gabelli*
                                Mario J. Gabelli
                                Chairman of the Board and President


Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature:                                  Title:                                      Date:

Mario J. Gabelli*                           Chairman of the Board,                      April 30, 1999
------------------------------------
Mario J. Gabelli                            (President and Chief
Investment Officer)

/s/ Bruce N. Alpert                         Vice President and Treasurer                April 30, 1999
Bruce N. Alpert                             (Chief Operating Officer)

Bill Callaghan*                             Director                                    April 30, 1999
Bill Callaghan

Felix J. Christiana*                        Director                                    April 30, 1999
Felix J. Christiana

Anthony J. Colavita*                        Director                                    April 30, 1999
Anthony J. Colavita

Robert J. Morrissey*                        Director                                    April 30, 1999
Robert J. Morrissey

Karl Otto Pohl*                             Director                                    April 30, 1999
Karl Otto Pohl

Anthony R. Pustorino*                       Director                                    April 30, 1999
Anthony R. Pustorino

*By:     /s/ Bruce N. Alpert
Bruce N. Alpert
Attorney-in-Fact




                                                   EXHIBIT INDEX


                  EXHIBIT NO.                                 DESCRIPTION


                  (a)                          Articles of Amendment

                  (a)                          Articles Supplementary

                  (e)               Amended and Restated Distribution Agreement

                  (i)                          Opinions of Counsels

                  (i)                          Consent of Counsel

                  (j)                      Consent of Independent Accountants

                  (l)         Purchase Agreement for Class B and Class C Shares

                  (n)                          Financial Data Schedule